Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending April 30, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)      the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)      the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$119,128
A-2AR Notes	169,814
A-3AR Notes	186,628
B-1AR Notes	53,900
A-1L Notes	—
A-4AR Notes	116,729
A-5AR Notes	216,533
B-2AR Notes	29,425
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	373,722
B-3AR Notes	94,306
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	121,956
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,482,140

12.04 (c)      the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)      the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,235,567,712

12.04 (e)      the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	45,600,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	69,767,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	127,350,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,571,767,000

12.04 (f)       the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.840%
A-2AR Notes	4.910%
A-3AR Notes	4.970%
B-1AR Notes	4.970%
A-1L Notes	4.900%
A-4AR Notes	4.799%
A-5AR Notes	4.800%
B-2AR Notes	4.880%
A-2L Notes	4.830%
A-3L Notes	4.880%
A-6AR Notes	4.850%
B-3AR Notes	4.890%
A-4L Notes	4.830%
A-5L Notes	4.920%
A-6L Notes	4.950%
B-4AR Notes	4.920%
A-7L Notes	4.684%
A-8L Notes	4.784%
A-9L Notes	4.814%
A-10L Notes	4.844%
A-11L Notes	4.884%

12.04 (g)      the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	171,939

12.04 (h)      the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	14,205
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	77,593
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)       the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$20,675,842	4,419,555	25,095,396

Of the total amount recovered above, $1,342,474.10 was in-transit as of 04-30-06, and was received in early May.

12.04 (j)       the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

Acquisition Fund:

12.04 (k)     the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)       the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$119,247,724

12.04 (m)     the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)      the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)      the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	801	$25,963,814
31 - 60 days	1,143	39,649,296
61 - 90 days	602	20,326,572
91 - 120 days	508	15,875,836
Over 120 days	835	25,920,868
Claims filed	47	1,685,588
	3,936	$129,421,973

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)      the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$75,138,570	$242,975	$75,381,544
Reserve Fund	19,429,403	72,924	19,502,326
Acquisition Fund	271,558,947	1,164,023	272,722,969
Redemption Fund	13,258,000	0	13,258,000
Student Loan Receivable	2,235,567,712	17,615,501	2,253,183,213
Total	$2,614,952,631	$19,095,422	$2,634,048,054

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$52,353	$32,502,353
A-2AR Notes	45,600,000	31,097	45,631,097
A-3AR Notes	50,000,000	20,708	50,020,708
B-1AR Notes	14,000,000	9,664	14,009,664
A-1L Notes	69,767,000	29,905	69,796,905
A-4AR Notes	32,000,000	85,316	32,085,316
A-5AR Notes	60,000,000	216,000	60,216,000
B-2AR Notes	8,000,000	21,689	8,021,689
A-2L Notes	127,350,000	53,573	127,403,573
A-3L Notes	235,000,000	2,038,756	237,038,756
A-6AR Notes	100,000,000	53,889	100,053,889
B-3AR Notes	25,000,000	61,125	25,061,125
A-4L Notes	182,000,000	1,562,773	183,562,773
A-5L Notes	171,000,000	1,495,680	172,495,680
A-6L Notes	245,000,000	2,156,000	247,156,000
B-4AR Notes	32,000,000	52,480	32,052,480
A-7L Notes	90,000,000	1,194,512	91,194,512
A-8L Notes	372,000,000	5,042,715	377,042,715
A-9L Notes	143,000,000	1,950,618	144,950,618
A-10L Notes	234,000,000	3,211,811	237,211,811
A-11L Notes	303,600,000	4,201,526	307,801,526
	$2,571,767,000	$23,542,189	$2,595,309,189

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,481	225,176,847	10.07%
Financed Student Loans in deferment	9,790	442,933,185	19.81%